AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this "**Amendment**") is made as of April 22, 2026 (the "**Effective Date**"), by and between **LGI Homes, Inc.**, a Delaware corporation (the "**Company**"), and **Eric Lipar**, an individual (the "**Executive**").

WHEREAS, the Company and the Executive are parties to that certain Employment Agreement dated as of November 13, 2018 (the "**Employment Agreement**"); and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. Amendment to Employment Agreement; Ratification

(a) The Employment Agreement is hereby amended to insert the following provision as new Section 4(h):

> Change in Control Severance Agreement. On April 22, 2026, the Executive entered into a Change in Control Severance Agreement with the Company (the "**CIC Agreement**"), which addresses the severance benefits payable to the Executive upon a qualifying Change in Control (as defined therein). In the event that both this Employment Agreement (including, without limitation, Sections 4(b) and 4(c)) and the CIC Agreement provide for benefits upon a qualifying Change in Control, the Executive shall be entitled to receive the benefits that are, in the aggregate, more favorable to the Executive under either (x) Sections 4(b) and 4(c) of this Employment Agreement or (y) the CIC Agreement, but not both. For the avoidance of doubt, there shall be no duplication of benefits under this Employment Agreement and the CIC Agreement.

(b) Except as expressly amended by this Amendment, the Employment Agreement remains unchanged and in full force and effect. The Employment Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

2. Miscellaneous

(a) Counterparts. This Amendment may be executed in one or more counterparts (including by electronic signature), each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

(b) Entire Agreement. This Amendment, together with the Employment Agreement and the CIC Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous understandings relating to such subject matter.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the Effective Date.

EXECUTIVE:

[signature]
Eric Lipar

Date: April 22, 2026

LGI HOMES, INC.:

By: Scott J. Garber [signature]

Its: General Counsel

Date: April 22, 2026